                                                                    Exhibit 28.5

               MONTHLY SERIES 2000-1 CERTIFICATEHOLDERS' STATEMENT
                      FIRST USA BANK, NATIONAL ASSOCIATION
                        WACHOVIA CREDIT CARD MASTER TRUST

     Listed below is the information which is required to be prepared with respect to the distribution date of June 17, 2002 and with respect to the performance of the Trust during the related Monthly period.

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.   Information Regarding the Current Monthly Distribution (Stated on the Basis
     ---------------------------------------------------------------------------
     of $1,000 Original Certificate Principal Amount)
     ------------------------------------------------


     1.   The amount of the current monthly distribution in respect of Class A
          Monthly Principal                                                         $        0.00

     2.   The amount of the current monthly distribution in respect of Class B
          Monthly Principal                                                         $        0.00

     3.   The amount of the current monthly distribution in respect of
          Collateral Monthly Principal                                              $        0.00

     4.   The amount of the current monthly distribution in respect of Class A
          Monthly Interest                                                          $        1.82

     5.   The amount of the current monthly distribution in respect of Class A
          Deficiency Amounts                                                        $        0.00

     6.   The amount of the current monthly distribution in respect of Class A
          Additional Interest                                                       $        0.00

     7.   The amount of the current monthly distribution in respect of Class B
          Monthly Interest                                                          $        2.04

     8.   The amount of the current monthly distribution in respect of Class B
          Deficiency Amounts                                                        $        0.00

     9.   The amount of the current monthly distribution in respect of Class B
          Additional Interest                                                       $        0.00

     10.  The amount of the current monthly distribution in respect of
          Collateral Monthly Interest                                               $        2.42

     11.  The amount of the current monthly distribution in respect of any
          accrued and unpaid Collateral Monthly Interest                            $        0.00


E.   Information Regarding the Performance of the Trust
     --------------------------------------------------


     1.   Collection of Principal Receivables
          -----------------------------------

          (a)  The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated
               in respect of the Class A Certificates                               $    64,731,077.14

          (b)  The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated
               in respect of the Class B Certificates                               $     5,330,794.59

          (c)  The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which are allocated
               in respect of the Collateral Interest                                $     6,092,336.67

     2.    Principal Receivables in the Trust
           ----------------------------------

          (a)  The aggregate amount of Principal Receivables in the Trust as of
               the end of the day on the last day of the related Monthly Period     $ 2,778,189,303.16

                                                                              C1


          (b)  The amount of Principal Receivables in the Trust represented by the Investor Interest of Series 2000-1 as of the end of the day
               on the last day of the related Monthly Period                            $   750,000,000.00

          (c)  The amount of Principal Receivables in the Trust represented by the Series 2000-1 Adjusted Investor Interest as of the end of the
               day on the last day of the related Monthly Period                        $   750,000,000.00

          (d)  The amount of Principal Receivables in the Trust represented by the Class A Investor Interest as of the end of the day on the
               last day of the related Monthly Period                                   $   637,500,000.00

          (e)  The amount of Principal Receivables in the Trust represented by the Class A Adjusted Investor Interest as of the end of day on
               the last day of the related Monthly Period                               $   637,500,000.00

          (f)  The amount of Principal Receivables in the Trust represented by the Class B Investor Interest as of the end of the day on the
               last day of the related Monthly Period                                   $    52,500,000.00

          (g)  The amount of Principal Receivables in the Trust represented by the Collateral Interest as of the end of the date on the last day
               of the related Monthly Period                                            $    60,000,000.00

          (h)  The Floating Investor Percentage with respect to the related
               Monthly Period                                                                      26.7243%

          (i)  The Class A Floating Allocation with respect to the related
               Monthly Period                                                                      85.0000%

          (j)  The Class B Floating Allocation with respect to the related
               Monthly Period                                                                       7.0000%

          (k)  The Collateral Floating Allocation with respect to the related
               Monthly Period                                                                       8.0000%

          (l)  The Fixed Investor Percentage with respect to the related Monthly
               Period                                                                              26.7243%

          (m)  The Class A Fixed Allocation with respect to the related Monthly
               Period                                                                              85.0000%

          (n)  The Class B Fixed Allocation with respect to the related Monthly
               Period                                                                               7.0000%

          (o)  The Collateral Fixed Allocation with respect to the related
               Monthly Period                                                                       8.0000%

     3.   Delinquent Balances
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                      Aggregate                                 Percentage
                                                       Account                                    of Total
                                                       Balance                                 Receivables
                                                       -------                                -----------
          (a)    30 - 59 days:                         $23,879,943.56                              0.8500%
                                                       --------------
          (b)    60 - 89 days:                         $15,986,534.13                              0.5690%
                                                       --------------
          (c)    90 - or more days:                    $27,982,130.52                              0.9960%
                                                       --------------
                                         Total:        $67,848,608.21                              2.4151%
                                                       --------------

                                                                              C2

     4.   Investor Default Amount
          -----------------------

          (a)  The Aggregate Investor Default Amount for the related Monthly
               Period                                                                      $  2,909,461.45

          (b)  The Class A Investor Default Amount for the related Monthly
               Period                                                                      $  2,473,042.23

          (c)  The Class B Investor Default Amount for the related Monthly
               Period                                                                      $    203,662.30

          (d)  The Collateral Default Amount for the related Monthly Period                $    232,756.92


     5.   Investor Charge Offs
          --------------------


          (a)  The aggregate amount of Class A Investor Charge-Offs for the
               related Monthly Period                                                      $          0.00

          (b)  The aggregate amount of Class A Investor Charge-Offs set forth in
               5 (a) above per $1,000 of original Certificate principal amount
                                                                                           $          0.00

          (c)  The aggregate amount of Class B Investor Charge-Offs for the
               related Monthly Period                                                      $          0.00

          (d)  The aggregate amount of Class B Investor Charge-Offs set forth in
               5 (c) above per $1,000 of original certificate principal amount
                                                                                           $          0.00

          (e)  The aggregate amount of Collateral Charge-Offs for the related
               Monthly Period                                                              $          0.00

          (f)  The aggregate amount of Collateral Charge-Offs set forth in 5 (e)
               above per $1,000 of original certificate principal amount                   $          0.00

          (g)  The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding this Distribution Date
                                                                                           $          0.00

          (h)  The aggregate amount of Class A Investor Charge-Offs set forth in
               5 (g) above per $1,000 original certificate principal amount re-
               imbursed on the Transfer Date immediately preceding this
               Distribution Date                                                           $          0.00

          (i)  The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding this Distribution Date
                                                                                           $          0.00

          (j)  The aggregate amount of Class B Investor Charge-Offs set forth in
               5 (i) above per $1,000 original certificate principal amount re-
               imbursed on the Transfer Date immediately preceding this
               Distribution Date                                                           $          0.00

          (k)  The aggregate amount of Collateral Charge-Offs reimbursed on the
               Transfer Date immediately preceding this Distribution Date                  $          0.00

          (l)  The aggregate amount of Collateral Charge-Offs set forth in 5(k)
               above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding Distribution Date
                                                                                           $          0.00

                                                                              C3

     6.    Investor Servicing Fee
           ----------------------

          (a)  The amount of the Class A Servicing Fee payable by the Trust to
               the Servicer for the related Monthly Period                                 $    265,625.00

          (b)  The amount of the Class B Servicing Fee payable by the Trust to
               the Servicer for the related Monthly Period                                 $     21,875.00

          (c)  The amount of the Collateral Interest Servicing Fee payable by
               the Trust to the Servicer for the related Monthly Period                    $     25,000.00


     7.    Reallocations
           -------------

          (a)  The amount of Reallocated Collateral Principal Collections with
               respect to this Distribution Date                                           $          0.00

          (b)  The amount of Reallocated Class B Principal Collections with
               respect to this Distribution Date                                           $          0.00

          (c)  The Collateral Interest as of the close of business on this
               Distribution Date                                                           $ 60,000,000.00

          (d)  The Class B Investor Interest as of the close of business on this
               Distribution Date                                                           $ 52,500,000.00


     8.    Collection of Finance Charge Receivables
           ----------------------------------------

          (a)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated
               in respect of the Class A Certificate                                       $  7,393,576.83

          (b)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated
               in respect of the Class B Certificates                                      $    608,882.80

          (c)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated
               in respect of the Collateral Interest                                       $    695,866.05

     9.    Principal Funding Amount
           ------------------------

          (a)  The principal amount on deposit in the Principal Funding Account
               on the related Transfer Date                                                $          0.00

          (b)  The Accumulation Shortfall with respect to the related Monthly
               Period                                                                      $          0.00

          (c)  The Principal Funding Investment Proceeds deposited in the
               Finance Charge Account on the related Transfer Date                         $          0.00

          (d) The amount of all or the portion of the Reserve Draw Amount deposited in the Finance Charge Account on the related Transfer
               Date from the Reserve Account

                                                                              C4


     10.   Reserve Draw Amount                                                             $          0.00
           -------------------

     11.   Available Funds
           ---------------

           (a)  The amount of Class A Available Funds on deposit in the Finance
                Charge Account on the related Transfer Date                                $  7,393,576.83

           (b)  The amount of Class B Available Funds on deposit in the Finance
                Charge Account on the related Transfer Date                                $    608,882.80

           (c)  The amount of Collateral Available Funds on deposit in the
                Finance Charge Account on the related Transfer Date                        $    695,866.05


     12.   Portfolio Yield
           ---------------

           (a)  The Portfolio Yield for the related Monthly Period                                 10.2622%

           (b)  The Portfolio Adjusted Yield for the related Monthly Period                         6.4539%


F.   Floating Rate Determinations
     ----------------------------

     1.    LIBOR for the interest Period ending on this Distribution Date                          1.84000%



     First USA Bank,
     National Association
     Servicer
                                 By:  /s/ Tracie H. Klein
                                      ---------------------------
                                      Name:  Tracie H. Klein
                                      Title: First Vice President

                                                                              C5